Exhibit 10.1

 COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement, dated as of October 10, 2008 (this “Agreement”) is entered into by and among Znomics, Inc., a Nevada corporation (the “Company”), and the persons and entities (each an “Investor” and collectively, the “Investors”) listed on the Schedule of Investors attached as Exhibit A (the “Schedule of Investors”).

Recitals

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company’s Common Stock (the “Shares”) on the terms and conditions set forth in this Agreement.

Agreement

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and representations set forth below, the parties hereto, intending to be bound, hereby agree as follows:

1. Purchase and Sale of the Shares.  Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Investor, the number of Shares equal to (a) the amount set forth in the column designated “Aggregate Price of Shares” opposite such Investor’s name on the Schedule of Investors divided by (b) the last sale price of the Company’s Common Stock on the second trading day following the date on which this Agreement is announced by the Company under cover of a Current Report on Form 8-K.

2. Closing and Delivery.  The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held at such place and time as the Company and the Investors may determine.  At the Closing, the Company will issue, as promptly thereafter as practicable, a stock certificate, registered in the name of each Investor, reflecting the amount of Shares purchased.

3. Representations and Warranties of Investors.  Each Investor, severally and not jointly, represents and warrants to the Company as follows:

(a) Investor acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under any other applicable blue sky laws in reliance, in part, on the representations and warranties herein.  Such Shares are being acquired by Investor for investment purposes, for Investor’s own account only, and not for sale or with a view to distribution of all or any part of such Shares.  Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to, any of the Shares.

(b) Investor is an “accredited investor” as such term is defined in Regulation 230.501(a) promulgated under the Act.  Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the acquisition of the Shares.  Investor is financially able to bear the economic risk of the investment, including the total loss thereof.

(c) Investor understands that the Shares are “restricted securities” under the federal securities laws in that such securities will be acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and that otherwise such securities must be held indefinitely.   Investor understands that the Shares shall not be transferable except in compliance with the provisions of the Act, applicable state securities laws and the terms and conditions of this Agreement.

(d) Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Shares purchased hereunder or issuable upon exercise of conversion or other rights which are a part of the Shares unless and until:

(i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or

(ii) (x) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) if reasonably requested by the Company, Investor shall have furnished Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Act or the consent of or a permit from appropriate authorities under any applicable state securities law.

(e) Investor understands that the certificates evidencing the Shares may bear one or all of the following legends:

(i) THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

(ii) Any legend required by applicable state securities laws.

4. Representations and Warranties of the Company.  The Company represents and warrants to the Investors as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver this Agreement and to issue and sell the Shares.

(b) All corporate action on the part of the Company and its directors and officers necessary for the authorization, execution and delivery of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company’s obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, and as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

5. Miscellaneous.

(a) Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreements between the parties with respect to the subject hereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated verbally, but only by a written instrument signed by the Company and the Investors holding a majority of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144).

(b) Lock-up.  Each Investor hereby agrees, itself, that from the date hereof and until 180 days after date hereof (the “Lock-up Period”), such Investor shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that disposes of, in whole or in part, any of the economic consequences of ownership of shares of Common Stock, whether any such aforementioned transaction is to be settled by delivery of shares of Common Stock or such securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, your prior written consent.  In addition, each Investor agrees, itself, that without the Company’s prior written consent, such Investor shall not, during the Lock-up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

(c) Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Oregon without regard to the conflict of laws provisions thereof.

(d) Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon (i) personal delivery or upon deposit in a United States Post Office box, by regular or certified mail with postage and fees prepaid, addressed, if to an Investor, at its address shown on the Schedule of Investors, and if to the Company, at the address of its principal corporate offices or at such other address as such party may designate by ten days’ advance written notice to the other party or (ii) upon transmittal via facsimile with receipt of confirmation.

(e) Severability.  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

(f) Jurisdiction; Venue.  With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Multnomah County in the State of Oregon (or in the event of exclusive federal jurisdiction, the courts of the United States District Court for the District of Oregon).

(Signature Page Follows)

The parties represent that they have read this Common Stock Purchase Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understand this Agreement.  This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

COMPANY:

ZNOMICS, INC.

By: /s/ Kerry D. Rea
Print Name: Kerry D. Rea
Title: Chief Financial Officer

INVESTOR:

/s/ Dwight Sangrey
/s/ Charles Blitzer
/s/ Roger Cone
/s/ Stephen Kurtz
/s/ Richard Sessions
/s/ Bruce Beutel
/s/ Kerry Rea
/s/ Mark Philip

By:

Address: ____________________
            _______________
            _______________
Fax: ________________________

Exhibit A

Schedule of Investors

Aggregate
Investor	Price of Shares
Dwight Sangrey	$15,000
[address]
[facsimile number]
[email address]

Charles Blitzer	$12,000
[address]
[facsimile number]
[email address]

Roger Cone	$1,000
[address]
[facsimile number]
[email address]

Stephen Kurtz	$2,000
[address]
[facsimile number]
[email address]

Richard Sessions	$5,000
[address]
[facsimile number]
[email address]

Bruce Beutel	$5,000
[address]
[facsimile number]
[email address]

Kerry Rea	$5,000
[address]
[facsimile number]
[email address]

Mark Philip	$5,000
[address]
[facsimile number]
[email address]

Total	$50,000